Exhibit 10.1

CONSENT AND SECOND AMENDMENT

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND SECOND AMENDMENT, dated as of September 12, 2024 (this “Amendment”), to the Third Amended and Restated Credit Agreement, dated as of April 15, 2024, by and among Acadia Realty Limited Partnership, a Delaware limited partnership (the “Borrower”), Acadia Realty Trust, a Maryland real estate investment trust (the “REIT”) and certain subsidiaries of the Borrower from time to time party thereto, as guarantors, the Lenders and L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent (as heretofore amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Amended Credit Agreement.

WHEREAS, the Borrower has requested that the aggregate principal amount of the Facilities be increased by $175,000,000 through an increase in the existing Revolving Credit Commitments from $350,000,000 to $525,000,000 (the “Incremental Revolving Commitment”).

WHEREAS, the Borrower has further requested that the Credit Agreement be modified as herein set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Consent. Subject to all of the terms and conditions set forth in this Amendment, each of the Lenders appearing on Annex I has agreed to participate in the Incremental Revolving Commitment (each an “Increasing Lender” and, collectively, the “Increasing Lenders”) and hereby consents, as of the Second Amendment Effective Date (as hereinafter defined), to increasing its Revolving Credit Commitment by the amount set forth opposite such Lender’s name on Annex I hereto under the caption “Incremental Revolving Commitment”.

SECTION 2. Amendments to Credit Agreement.

2.1          Amendment to Section 2.15(a) of the Credit Agreement. Section 2.15(a) of the Credit Agreement is hereby amended by replacing “$900,000,000” appearing in the first sentence of Section 2.15(a) with “$1,100,000,000”.

2.2           Schedules to the Credit Agreement. The schedules to the Credit Agreement are hereby amended by replacing Schedule 2.01 in its entirety with the Schedule 2.01 attached hereto as Annex II.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective on the first date on which each of the following conditions precedent shall have been satisfied or waived in writing (such date being referred to herein as the “Second Amendment Effective Date”):

(a)            the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Loan Parties, the Administrative Agent, each of the Increasing Lenders, each of the L/C Issuers, and Lenders constituting Required Lenders;

(b)            the Administrative Agent shall have received evidence in form and substance satisfactory to the Administrative Agent that certain Credit Agreement, dated as of April 26, 2022 among the Borrower, the REIT and certain subsidiaries of the Borrower from time to time party thereto, as guarantors, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent thereunder (the “Existing Term Loan Agreement”) has been, or concurrently with the Second Amendment Effective Date is being, terminated and all obligations under the Existing Term Loan Credit Agreement have been, or concurrently with the Closing Date are being, repaid in full;

(c)            after giving pro forma effect to the Incremental Revolving Commitment and the use of proceeds thereof, no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date or would (giving effect to this Amendment) result therefrom;

(d)            before and after giving effect to the Incremental Revolving Commitment and the Credit Extensions, if any to be made on such Second Amendment Effective Date (giving effect to this Amendment), the representations and warranties contained in Section 4 of this Amendment are true and correct in all material respects, or, in the case of a representation and warranty that is qualified by materiality or a Material Adverse Effect, are true and correct, on and as of the Second Amendment Effective Date;

(e)            the Administrative Agent shall have received a certificate of each Loan Party dated as of the Second Amendment Effective Date signed by a Responsible Officer of such Loan Party certifying and attaching the resolutions adopted by such Loan Party approving or consenting to Incremental Revolving Commitment, and (y) in the case of the Borrower, certifying that the conditions in clause (b) through (d) above have been satisfied;

(f)            all fees required to be paid in connection with the Incremental Revolving Commitment on or before the Second Amendment Effective Date shall have been paid; and

(g)           upon the reasonable request of the Administrative Agent or any Lender participating in the Incremental Revolving Commitment made at least 10 days prior to the Second Amendment Effective Date, the Borrower shall have provided to the Administrative Agent or such Lender, as applicable, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with, the USA PATRIOT Act, “know your customer” requirements, anti-money laundering requirements and the Beneficial Ownership Regulation (including a Beneficial Ownership Certification) and other customary requirements, in each case at least five days prior to the Second Amendment Effective Date.

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Each Lender, by executing and delivering this Amendment, agrees that the Borrower shall not be required to make any breakage payments in connection with any adjustment of Revolving Credit Loans on the Second Amendment Effective Date pursuant to Section 2.15(d) of the Credit Agreement and the making of any such breakage payments as a condition precedent to the Second Amendment Effective Date is hereby waived.

SECTION 4. Representations and Warranties of Loan Parties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and each Lender that:

(a)            the representations and warranties made by it in Article V of the Amended Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, shall be true and correct in all material respects on and as of the Second Amendment Effective Date after giving effect to this Amendment (including the Incremental Revolving Commitment and the Credit Extensions, if any, to be made on the Second Amendment Effective Date) (without duplication of materiality qualifiers set forth in such representations and warranties), except (i) with respect to the representations and warranties set forth in Sections 5.15(b) and 5.19 of the Amended Credit Agreement, in which case they shall be true and correct in all respects, (ii) to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (or, in the case of Sections 5.15(b) and 5.19 of the Amended Credit Agreement in all respects) on and as of such earlier date, without duplication of materiality qualifiers set forth in such representations and warranties), and (iii) that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(b)            it has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and has taken or caused to be taken all necessary company action to authorize the execution, delivery and performance of this Amendment;

(c)            no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is necessary or required in connection with, the execution, delivery and performance of this Amendment;

(d)            this Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

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(e)            after giving effect to this Amendment and the Incremental Revolving Commitment, no Default or Event of Default has occurred and is continuing; and

(f)             the execution, delivery and performance of this Amendment will not violate any Law, or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or conflict with, or result in the breach of, or constitute a default under, any Contractual Obligation of any Loan Party or any of its Subsidiaries.

SECTION 5. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Amendment and the transactions contemplated by this Amendment and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 6. Ratification.

(a)            Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent, the L/C Issuers and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Amended Credit Agreement and the other Loan Documents.

(b)           This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Amended Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Amended Credit Agreement, whether or not known to the Administrative Agent, any of the L/C Issuers or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, any of the L/C Issuers or any of the Lenders may now have or have in the future against any Person under or in connection with the Amended Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 8. Loan Document; References. The Loan Parties acknowledge and agree that this Amendment constitutes a Loan Document. Each reference in the Amended Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Amended Credit Agreement as the Amended Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

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SECTION 9. Electronic Execution; Electronic Records; Counterparts. Section 11.17 of the Amended Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. Severability. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

SECTION 12. Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.

SECTION 13. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 14. Entire Agreement. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Without limitation of the foregoing:

THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages immediately follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date hereof.

BORROWER:

ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

By:	ACADIA REALTY TRUST, its General Partner

By:	/s/ John Gottfried
Name:	John Gottfried
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

GUARANTORS:

Each of the Guarantors is hereby executing this Amendment for the purposes of acknowledging its agreement to the representations and warranties made by such Guarantor under Section 4 of this Amendment, the affirmations made by such Guarantor under Section 5 of this Amendment and the ratifications, affirmations, confirmations and agreements made under Section 7 of this Amendment.

ACADIA REALTY TRUST, a Maryland real estate investment trust

By:	/s/ John Gottfried
Name: John Gottfried
Title: Executive Vice President and Chief Financial Officer

ACADIA 1520 MILWAUKEE AVENUE LLC, a Delaware limited liability company

ACADIA 2914 THIRD AVENUE LLC, a Delaware limited liability company

ACADIA 5-7 EAST 17TH STREET LLC, a Delaware limited liability company

ACADIA 83 SPRING STREET LLC, a Delaware limited liability company

ACADIA BARTOW AVENUE LLC, a Delaware limited liability company

ACADIA CHESTNUT LLC, a Delaware limited liability company

ACADIA GOLD COAST LLC, a Delaware limited liability company

ACADIA MAD RIVER PROPERTY LLC, a Delaware limited liability company

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

ACADIA MERCER STREET LLC, a Delaware limited liability company

ACADIA RUSH WALTON LLC, a Delaware limited liability company

ACADIA TOWN LINE, LLC, a Connecticut limited liability company

ACADIA WEST 54TH STREET LLC, a Delaware limited liability company

ACADIA WEST SHORE EXPRESSWAY LLC, a Delaware limited liability company

MARK PLAZA FIFTY L.P., a Pennsylvania limited partnership

By:	ACADIA MARK PLAZA LLC, its General Partner

ACADIA MARK PLAZA LLC, a Delaware limited liability company

RD ABINGTON ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner

RD ABSECON ASSOCIATES, L.P, a Delaware limited partnership

By:	ACADIA ABSECON LLC, its General Partner

ACADIA ABSECON LLC, a Delaware limited liability company

RD BLOOMFIELD ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

RD HOBSON ASSOCIATES, L.P., a Delaware limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner

MARK TWELVE ASSOCIATES, L.P., a Pennsylvania limited partnership

By:	ACADIA HOBSON LLC, its General Partner

ACADIA HOBSON LLC, a Delaware limited liability company

RD METHUEN ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	ACADIA PROPERTY HOLDINGS, LLC, its General Partner

ACADIA PROPERTY HOLDINGS, LLC, a Delaware limited liability company

ACADIA 181 MAIN STREET LLC, a Delaware limited liability company

ACADIA CHICAGO LLC, a Delaware limited liability company

ACADIA CONNECTICUT AVENUE LLC, a Delaware limited liability company

8-12 EAST WALTON LLC, a Delaware limited liability company

RD BRANCH ASSOCIATES, L.P., a New York limited partnership

By:	Acadia Property Holdings, LLC, its General Partner

ACADIA WEST DIVERSEY LLC, a Delaware limited liability company

868 BROADWAY LLC, a Delaware limited liability company

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

120 WEST BROADWAY LLC, a Delaware limited liability company

11 EAST WALTON LLC, a Delaware limited liability company

865 WEST NORTH AVENUE LLC, a Delaware limited liability company

61 MAIN STREET OWNER LLC, a Delaware limited liability company

252-264 GREENWICH AVENUE RETAIL LLC, a Delaware limited liability company

2520 FLATBUSH AVENUE LLC, a Delaware limited liability company

ACADIA CLARK-DIVERSEY LLC, a Delaware limited liability company

ACADIA NEW LOUDON LLC, a Delaware limited liability company

131-135 PRINCE STREET LLC, a Delaware limited liability company

201 NEEDHAM STREET OWNER LLC, a Delaware limited liability company

SHOPS AT GRAND AVENUE LLC, a Delaware limited liability company

2675 GEARY BOULEVARD LP, a Delaware limited partnership

By:	2675 City Center Partner LLC, its General Partner

2675 CITY CENTER PARTNER LLC, a Delaware limited liability company

ACADIA NAAMANS ROAD LLC, a Delaware limited liability company

ACADIA CRESCENT PLAZA LLC, a Delaware limited liability company

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

RD ELMWOOD ASSOCIATES, L.P., a Delaware limited partnership

By:	Acadia Elmwood Park LLC, its General Partner

ACADIA ELMWOOD PARK LLC, a Delaware limited liability company

ROOSEVELT GALLERIA LLC, a Delaware limited liability company

ACADIA 56 EAST WALTON LLC, a Delaware limited liability company

ACADIA SECOND CITY 843-45 WEST ARMITAGE LLC, a Delaware limited liability company

ACADIA SECOND CITY 1521 WEST BELMONT LLC, a Delaware limited liability company

ACADIA SECOND CITY 2206-08 NORTH HALSTED LLC, a Delaware limited liability company

ACADIA SECOND CITY 2633 NORTH HALSTED LLC, a Delaware limited liability company

HEATHCOTE ASSOCIATES, L.P., a New York limited partnership

By:	Acadia Heathcote LLC, its General Partner

ACADIA HEATHCOTE LLC, a Delaware limited liability company

152-154 SPRING STREET RETAIL LLC, a Delaware limited liability company

ACADIA 152-154 SPRING STREET RETAIL LLC, a Delaware limited liability company

165 NEWBURY STREET OWNER LLC, a Delaware limited liability company

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

ACADIA 639 WEST DIVERSEY LLC, a Delaware limited liability company

ACADIA BRENTWOOD LLC, a Delaware limited liability company

41 GREENE STREET OWNER LLC, a Delaware limited liability company

47-49 GREENE STREET OWNER LLC, a Delaware limited liability company

51 GREENE STREET OWNER LLC, a Delaware limited liability company

53 GREENE STREET OWNER LLC, a Delaware limited liability company

849 W. ARMITAGE OWNER LLC, a Delaware limited liability company

912 W. ARMITAGE OWNER LLC, a Delaware limited liability company

BEDFORD GREEN LLC, a Delaware limited liability company

ACADIA 4401 WHITE PLAINS ROAD LLC, a Delaware limited liability company

ACADIA MERRILLVILLE LLC, a Delaware limited liability company

37 GREENE STREET OWNER LLC, a Delaware limited liability company

907 W. ARMITAGE OWNER LLC, a Delaware limited liability company

45 GREENE STREET OWNER LLC, a Delaware limited liability company

8436-8452 MELROSE OWNER LP, a Delaware limited partnership

By:	8436-8452 MELROSE GENERAL PARTNER LLC, its General Partner

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

8436-8452 MELROSE GENERAL PARTNER LLC, a Delaware limited liability company

917 W. ARMITAGE OWNER LLC, a Delaware limited liability company

CALIFORNIA & ARMITAGE MAIN OWNER LLC, a Delaware limited liability company

ACADIA TOWN CENTER HOLDCO LLC, a Delaware limited liability company

ACADIA MARKET SQUARE, LLC, a Delaware limited liability company

ACADIA NORTH MICHIGAN AVENUE LLC, a Delaware limited liability company

565 BROADWAY OWNER LLC, a Delaware limited liability company

ACADIA BRANDYWINE HOLDINGS, LLC, a Delaware limited liability company

1324 14TH STREET OWNER LLC, a Delaware limited liability company

1526 14TH STREET OWNER LLC, a Delaware limited liability company

1529 14TH STREET OWNER LLC, a Delaware limited liability company

121 SPRING STREET OWNER LLC, a Delaware limited liability company

ACADIA 28 JERICHO TURNPIKE LLC, a Delaware limited liability company

2622-2634 HENDERSON AVE OWNER LLC, a Delaware limited liability company

HENDERSON AVE DEV 1 OWNER LLC, a Delaware limited liability company

HENDERSON AVE DEV 2 OWNER LLC, a Delaware limited liability company

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

HENDERSON AVE GRAND OWNER LLC, a Delaware limited liability company

HENDERSON AVE LAND OWNER LLC, a Delaware limited liability company

HENDERSON AVE LOTS OWNER LLC, a Delaware limited liability company

HENDERSON AVE MAIN OWNER LLC, a Delaware limited liability company

HENDERSON AVE SHOPS OWNER LLC, a Delaware limited liability company

By:	/s/ John Gottfried
Name:	John Gottfried
Title:	Executive Vice President
on behalf of the 95 entities listed above

RD SMITHTOWN, LLC, a New York limited liability company

By:	ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	ACADIA REALTY TRUST, its General Partner

	By:	/s/ John Gottfried
	Name:	John Gottfried
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

LENDERS:

BANK OF AMERICA, N.A., as a Lender and an L/C Issuer

By:	/s/ Gregory Egli
	Name:	Gregory Egli
	Title:	Senior Vice President

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:	/s/ Michael Miller
	Name:	Michael Miller
	Title:	Senior Vice President

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:	/s/ Craig V. Koshkarian
	Name:	Craig V. Koshkarian
	Title:	Executive Director

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

TRUIST BANK, as a Lender

By:	/s/ Ryan Almond
	Name:	Ryan Almond
	Title:	Director

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

TD BANK, N.A., as a Lender

By:	/s/ Gianna Gioia
	Name:	Gianna Gioia
	Title:	Vice President

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ David Glenn
	Name:	David Glenn
	Title:	Authorized Signatory

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

M&T BANK, as a Lender

By:	/s/ Cameron Daboll
	Name:	Cameron Daboll
	Title:	Senior Vice President

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Teresa Weirath
	Name:	Teresa Weirath
	Title:	Vice President

Signature Page to Second Amendment to Acadia Realty Third Amended and Restated Credit Agreement

ANNEX I

TO CONSENT AND SECOND AMENDMENT

Lender	Incremental Revolving Commitment
Bank of America, N.A	$50,000,000
Wells Fargo Bank, National Association	$25,000,000
PNC Bank, National Association	$50,000,000
Truist Bank	$50,000,000

TOTAL:	$175,000,000

ANNEX II

TO CONSENT AND SECOND AMENDMENT

(see attached)

Schedule 2.01

COMMITMENTS, APPLICABLE PERCENTAGES AND SUBLIMITS

Lender	Revolving Credit Commitment	Applicable Percentage (Revolving Credit Facility)	Term Commitment	Applicable Percentage (Term Facility)	Letter of Credit Sublimit
Bank of America, N.A.	$115,250,000.00	21.952380952%	$74,750,000.00	18.687500000%	$30,000,000.00
Wells Fargo Bank, National Association	$90,250,000.00	17.190476190%	$74,750,000.00	18.687500000%	$30,000,000.00
PNC Bank, National Association	$105,250,000.00	20.047619048%	$62,250,000.00	15.562500000%	$0.00
Truist Bank	$105,250,000.00	20.047619048%	$62,250,000.00	15.562500000%	$0.00
TD Bank, N.A.	$39,000,000.00	7.428571429%	$46,000,000.00	11.500000000%	$0.00
JPMorgan Chase Bank, N.A.	$39,000,000.00	7.428571429%	$46,000,000.00	11.500000000%	$0.00
M&T Bank	$19,333,333.33	3.682539682%	$20,666,666.67	5.166666667%	$0.00
Goldman Sachs Bank, USA	$11,666,666.67	2.222222223%	$13,333,333.33	3.333333333%	$0.00

Total	$525,000,000.00	100.000000000%	$400,000,000.00	100.000000000%	$60,000,000.00